EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Boatim, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mario Beckles as Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 03, 2022	By:	/s/ Mario Beckles
	Name:	Mario Beckles
	Title:	Chief Financial Officer, Principal Financial and Accounting Officer